================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 24, 2004




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                        1-4300                41-0747868
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                File Number)       Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000

================================================================================

ITEM 5. OTHER EVENTS

On May 24, 2004, ExxonMobil Corporation and Apache Corporation announced that they agreed to enter into a series of transactions that will provide for transfers and joint venture activity across a broad range of prospective and mature properties in West Texas, Western Canada, onshore Louisiana and the Gulf of Mexico Continental Shelf. Apache's participation in this agreement will include a cash payment of $385 million. Completion of the transactions is subject to negotiation of definitive agreements and receipt of applicable corporate and regulatory approvals.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.

EXHIBIT NO.                DESCRIPTION

99.1 Press Release dated May 24, 2004, "ExxonMobil and Apache Announce Agreement to Optimize Exploration and Development in West Texas, Western Canada, Louisiana and Gulf of Mexico"

99.2 Transaction Summary available on Apache's internet site www.apachecorp.com.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          APACHE CORPORATION


Date:  May 26, 2004                       /s/ ROGER B. PLANK
                                          --------------------------------------
                                          Roger B. Plank
                                          Executive Vice President and
                                          Chief Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1                       Press Release dated May 24, 2004, "ExxonMobil and
                           Apache Announce Agreement to Optimize Exploration and
                           Development in West Texas, Western Canada, Louisiana
                           and Gulf of Mexico"

99.2 Transaction Summary available on Apache's internet site www.apachecorp.com.